Supplement Dated November 21, 2024 to the
Prospectus and Summary Prospectuses,
Each Dated May 1, 2024 for

Accumulator Variable Universal Life

Issued By: Symetra Life Insurance Company

This supplement updates certain information in the above referenced prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectus”) for your variable life insurance policy issued by Symetra Life Insurance Company.

Effective November 15, 2024, the portfolio listed below changed its name as indicated below and all references to the prior name of the portfolio in the Prospectus will be replaced with the revised name.

Portfolio – Prior Name	Portfolio – Revised Name
DFA VIT Inflation-Protected Securities Portfolio	Dimensional VIT Inflation-Protected Securities Portfolio